UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 3, 2009
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

Item 8.01 Other Events.
     Huntington Bancshares Incorporated (“Huntington”) previously reported in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, that we have reorganized our Regional Banking segment to reflect how our assets and operations are now managed. The Regional Banking business segment, which through March 31, 2009 had been managed geographically, is now managed on a product segment approach. The five business segments, including previously existing segments, are now:
•	Retail and Business Banking

•	Commercial Banking

•	Commercial Real Estate

•	Auto Finance and Dealer Services

•	Private Financial Group
     In addition to the five business segments, the Treasury/Other function includes other unallocated assets, liabilities, revenue, and expense. The Treasury/Other function reconciles the combined information of the five business segments with the consolidated information.
     Huntington is filing this Current Report on Form 8-K to conform financial information for its reportable segments and certain related financial information and disclosures previously set forth in our Annual Report on Form 10-K for the year ended December 31, 2008
(Form 10-K) to be consistent with the current presentation. This Form 8-K reflects changes in all segment-related data as a result of the business segment reorganization. The business segment reorganization had no effect on our previously reported consolidated results of operations, financial condition, and cash flows. All other information in our Form 10-K remains unchanged in all material respects and has not otherwise been updated for events occurring after the date of our Form 10-K.
     The information in this Form 8-K should be read in conjunction with our Form 10-K, which was filed with the Securities and Exchange Commission on February 24, 2009. Our business segment data were included in the information required by Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations (under the heading “Line of Business Discussion” on pages 66-72 of Exhibit 13.1) and Item 8: Financial Statements and Supplementary Data (in Note 24 on pages 126 and 127 of Exhibit 13.1) of our Form 10-K, which was incorporated by reference to our 2008 Annual Report to Shareholders, portions of which where filed as Exhibit 13.1 to our
Form 10-K.
     Accordingly, the exhibits to this Form 8-K include the following items of the Form 10-K, which have been restated in their entirety to reflect the new segments:
     Exhibit 99.1 — Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations
     Exhibit 99.2 — Item 8: Financial Statements and Supplementary Data.
     The information in this Form 8-K is deemed incorporated by reference into our registration statements filed under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
23.1 Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
99.1 Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.2 Item 8: Financial Statements and Supplementary Data.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: September 3, 2009	By:	/s/ Donald R. Kimble
Donald R. Kimble, Sr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1	Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.2	Item 8: Financial Statements and Supplementary Data.